Contingencies	12 Months Ended
Jan. 31, 2019
Disclosure of contingent liabilities [abstract]
Contingencies

33	Contingencies

Contingent Liabilities

The Group had the following contingent liabilities at the end of the reporting period:

	31 January 2019 NZ$000’s	31 January 2018 NZ$000’s	31 January 2017 NZ$000’s
Rent guarantees to certain landlords	419	419	571
Standby letter of credit to JP Morgan Chase Bank	291	291	286
Guarantee provided to UK Customs Department	304	329	282
Guarantee provided to ANZ for Merchant Service	172	172	-

A shareholder has lodged a court Action against the Group claiming they did not receive the correct number of shares in the Group on completion of the merger between Naked Inc. and Bendon Limited on 19 June 2018. The Group has sought to have this claim dismissed by the Court on the basis that the Group had no contract with the shareholder and that the shareholder did not have a possessory right over a certain number of shares in the Group.